UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 18, 2014

CorEnergy Infrastructure Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-33292	20-3431375
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Walnut, Ste. 3350, Kansas City, MO	64106
(Address of Principal Executive Offices)	(Zip Code)

(816) 875-3705
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On November 18, 2014, CorEnergy Infrastructure Trust, Inc. (the “Company”) filed with the Securities and Exchange Commission a definitive prospectus supplement, dated as of such date, which included (i) audited balance sheets as of December 31, 2013 and 2012, and related audited statements of operations, members equity and cash flows for the years then ended for MoGas Pipeline LLC and the report of RubinBrown LLP, certified public accountants, thereon, together with the notes thereto and (ii) audited statements of revenue over certain expenses of property owned by MRV Banks (referred to therein as the “Josephville Road Property”) for the years ended December 31, 2013 and 2012, and the report of RubinBrown LLP, certified public accountants, thereon, together with the notes thereto.  The Company inadvertently omitted to file with its Current Report on Form 8-K dated November 18, 2014 (the “Original Report”), containing certain legal opinions related to such definitive prospectus supplement, the consent of RubinBrown LLP to the use of their reports on such financial statements.  This Amendment No. 1 on Form 8-K/A is being filed solely to amend Item 9.01 of the Original Report to correct such omission.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1
Underwriting Agreement dated November 18, 2014, by and between CorEnergy Infrastructure Trust, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of several underwriters named therein*

5.1	Opinion of Venable LLP as to the legality of the registered securities*

8.1	Opinion of Husch Blackwell LLP relating to tax matters*

23.1	Consent of Venable LLP (included in Exhibit 5.1)*

23.2	Consent of Husch Blackwell LLP (included in Exhibit 8.1)*

23.3	Consent of RubinBrown LLP with regard to Mogas Pipeline LLC.

23.4	Consent of RubinBrown LLP with regard to property owned by MRV Banks

99.1	Press Release dated November 18, 2014*

*Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORENERGY INFRASTRUCTURE TRUST, INC.

Dated: November 25, 2014	By:	/s/ Rebecca M. Sandring
Rebecca M. Sandring
Secretary

Exhibit Index

Exhibit No.	Description

1.1
Underwriting Agreement dated November 18, 2014, by and between CorEnergy Infrastructure Trust, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of several underwriters named therein*

5.1	Opinion of Venable LLP as to the legality of the registered securities*

8.1	Opinion of Husch Blackwell LLP relating to tax matters*

23.1	Consent of Venable LLP (included in Exhibit 5.1)*

23.2	Consent of Husch Blackwell LLP (included in Exhibit 8.1)*

23.3	Consent of RubinBrown LLP with regard to Mogas Pipeline LLC.

23.4	Consent of RubinBrown LLP with regard to property owned by MRV Banks

99.1	Press Release dated November 18, 2014*

*Previously filed